UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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UNITED BANCSHARES, INC.

105 Progressive Drive

Columbus Grove, Ohio 45830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 28, 2021

TO THE SHAREHOLDERS OF UNITED BANCSHARES, INC.:

You are cordially invited to attend the Annual Meeting of the Shareholders of United Bancshares, Inc. to be held on April 28, 2021 at 10:30 a.m. at The Union Bank Company, 105 Progressive Drive, Columbus Grove, Ohio 45830, for the purpose of considering and acting on the following:

1.	Election of directors to serve until the 2022 Annual Meeting;

2	Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation; and

3.	Transacting such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2021 will be entitled to vote at the meeting. Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the 2021 Annual Meeting. You may submit your proxy by telephone or by Internet as described in the following materials. Additionally, prior to the meeting, the Corporation will mail a proxy statement and proxy card to shareholders. If you don’t submit your proxy by telephone or by Internet, you must complete and sign the proxy card enclosed with those materials and return it in the envelope provided.

March 16, 2021	By Order of the Board of Directors

/s/ Heather M. Oatman
Heather M. Oatman, Secretary

NOTICE OF INTERNET AVAILABILITY

OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 28, 2021. The proxy statement, form of proxy, and annual report to security holders are available at www.investorvote.com/UBOH.

The proxy statement, annual report to security holders and form of proxy are being made publicly available, free of charge, on the aforementioned website, which will remain available through the conclusion of the Annual Meeting of Shareholders to be held on April 28, 2021 at 10:30 a.m. at The Union Bank Company, 105 Progressive Drive, Columbus Grove, Ohio. If you need directions to the location of the 2021 Annual Meeting in order to attend the meeting and vote in person, please contact Heather M. Oatman at (419) 659-2141.

PROXY STATEMENT

UNITED BANCSHARES, INC.

105 Progressive Drive

Columbus Grove, Ohio 45830

ANNUAL MEETING OF SHAREHOLDERS

April 28, 2021

INTRODUCTION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of United Bancshares, Inc. (also referred to in this Proxy Statement as “United Bancshares” or the “Corporation”), for the 2021 Annual Meeting of Shareholders to be held at 10:30 a.m. on April 28, 2021 at The Union Bank Company, 105 Progressive Drive, Columbus Grove, Ohio 45830 (the “Annual Meeting”), or at any adjournments thereof.

The Annual Meeting has been called for the following purposes: (i) to elect the directors to serve on the Board of Directors until the 2022 Annual Meeting; (ii) to ratify the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation; and (iii) to transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

Shares of United Bancshares common stock may be voted by Internet, by telephone or by using the proxy card mailed to shareholders prior to the Annual Meeting. To vote via the Internet, go to the website www.investorvote.com/UBOH and follow the instructions. To vote via telephone, call 1-800-652-VOTE (8683) and follow the instructions. If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a proxy card by mail (unless you are revoking your proxy).

Under rules adopted by the Securities and Exchange Commission, we provide our shareholders with access to the 2021 Annual Meeting proxy materials over the Internet, rather than receiving printed copies of those materials through the mail. In connection with this process, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders. The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may submit a proxy for your shares over the Internet. The notice will also tell you how to request our proxy materials in printed form, at no charge. The notice contains a 15-digit control number that you will need to submit a proxy for your shares. Please keep the notice for your reference through the meeting date.

We anticipate that the Notice Regarding the Availability of Proxy Materials will be mailed to shareholders beginning on or about March 16, 2021.

REVOCATION OF PROXIES AND DISCRETIONARY AUTHORITY

Shares of United Bancshares, Inc. common stock can be voted at the Annual Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time prior to vote of the proxy at the Annual Meeting. Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked (i) by written notice to the Secretary of United Bancshares (addressed to: United Bancshares, Inc., 105 Progressive Drive, Columbus Grove, Ohio 45830, Attention: Secretary) prior to the time the proxy is voted; (ii) by the proper filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting (telephonically, by internet, or in paper); or (iii) in open meeting at any time before the proxy is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, properly executed proxies will be voted (i) FOR the nominees for director set forth in this Proxy Statement, and (ii) FOR the ratification of the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for the Corporation. The proxy confers discretionary authority on the proxy holder to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Annual Meeting, (iii) an adjournment of the meeting and (iv) any other business that may properly come before the meeting or any adjournments thereof.

PERSON MAKING THE SOLICITATION

The proxy is being solicited by United Bancshares and the cost of soliciting proxies will be borne by United Bancshares. Proxies may be solicited by mail, telephone, electronic mail or facsimile by directors, officers and employees of United Bancshares who will receive no compensation in addition to their regular compensation. While no such firm has been engaged to date, United Bancshares may decide that it is appropriate to retain a proxy solicitation firm or agency to solicit proxies. If a proxy solicitation firm or agency is retained, United Bancshares will bear the cost.

VOTING INFORMATION

Each share of United Bancshares, Inc. common stock outstanding on March 1, 2021, the record date of the Annual Meeting, is entitled to one vote on all matters coming before the meeting. As of March 1, 2021, United Bancshares had approximately 3,278,788 shares of common stock issued and outstanding. Only shareholders of record on the books of the Corporation on March 1, 2021 will be entitled to vote at the Annual Meeting either in person or by proxy. Pursuant to the Regulations of the Corporation, the shareholders present in person or by proxy at the Annual Meeting shall constitute a quorum.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending a Notice Regarding the Availability of Proxy Materials directly to you. As the holder of record, you have the right to submit your proxy, by telephone, by the Internet or by mail (proxy cards will be mailed only to those shareholders that request paper copies of our proxy materials), or to vote in person at the meeting. If you hold your shares in street name, your broker, bank, trustee, or other nominee holder of record (collectively referred to hereafter as your “nominee”) is sending a Notice Regarding the Availability of Proxy Materials to you. As a holder in street name, you have the right to direct your nominee how to vote by submitting voting instructions in the manner directed by your bank, broker, trustee, or other nominee.

If the nominee does not receive instructions from you, the nominee will be entitled to vote the shares on certain routine items. However, the nominee is not entitled to vote the shares (absent instructions from the beneficial owner) with respect to non-routine matters, such as amendments to organizational documents, executive compensation proposals, and the election of directors. When the nominee does not receive instructions from a beneficial owner concerning a non-routine matter, over which the nominee has no voting discretion, a “broker non-vote” occurs. Shares treated as broker non-votes are included for purposes of determining whether a quorum exists, however, such shares will not be counted as being in favor of or against any proposal placed before the shareholders at the Annual Meeting.

How to Vote

The Notice Regarding the Availability of Proxy Materials that most of our shareholders will receive will have information about submitting your proxy online but is not permitted to include a telephonic voting number because that would enable a shareholder to vote without accessing the proxy materials online. The telephonic voting number will be on the website where the proxy materials can be found. For more information about submitting your proxy by telephone, please see the next two sections.

Your Vote is Important.    We encourage you to submit your proxy promptly. Internet and telephone proxy submission is available through 1:00 a.m. Eastern time on Monday, April 26, 2021, for shares held in the United Bancshares, Inc. Restated Employee Stock Ownership Plan and through 1:00 a.m. Eastern time on Wednesday, April 28, 2021, for all other shares. You may submit your proxy or vote in one of the following ways:

Submit Your Proxy By Telephone.    You have the option to submit your proxy by telephone. In order to submit your proxy by telephone, please go to www.investorvote.com/UBOH and log in using the 15-digit control number provided on your Notice Regarding the Availability of Proxy Materials. You will be provided with a telephone number for submitting your proxy at that site. Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to submit your proxy.

When you submit your proxy by telephone, you will be required to enter your 15-digit control number, so please have it available when you call. You may submit your proxy by telephone 24 hours a day. The telephone proxy submission system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your voting instructions.

Submit Your Proxy By Internet.    You may also submit your proxy by the Internet. The Notice Regarding the Availability of Proxy Materials indicates the website you may access for Internet proxy submission using the 15-digit control number included in the notice. You may submit your proxy by the Internet 24 hours a day. As with telephone proxy submission, you will be able to confirm that the system has properly recorded your voting instructions. If you hold your shares in street name, please follow the Internet proxy submission instructions in the Notice Regarding the Availability of Proxy Materials you receive from your bank, broker, trustee, or other record holder. You may incur telephone and Internet access charges if you submit your proxy by the Internet.

Submit Your Proxy By Mail.     If you elect to receive your proxy materials by mail and you are a holder of record, you can submit your proxy by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you elect to receive your proxy materials by mail and you hold your shares in street name, you can submit your voting instructions by completing and mailing the voting instruction form provided by your bank, broker, trustee, or holder of record.

Vote at the Meeting.    Submitting a proxy now will not limit your right to change your vote at the meeting, prior to the vote, if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the meeting in person.

All shares for which proxies have been properly submitted and not revoked will be voted as you have directed at the meeting. If you sign and return your proxy card without voting instructions for a proposal, your shares will be voted as the Board of Directors recommends for that proposal.

Revocation of Proxies.    You can revoke your proxy at any time before your shares are voted if you: (1) submit a written revocation to our corporate secretary at the meeting; (2) submit a timely later-dated proxy or voting instruction form if you hold shares in street name; (3) provide timely subsequent telephone or Internet voting instructions; or (4) vote in person at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The shareholders identified in the following table are deemed to be beneficial owners of 5% or more of the common stock of United Bancshares as of December 31, 2020. The Corporation is not aware of any other shareholder beneficially owning 5% or more of the Corporation’s common stock.

Title of Class	Name and Address of Beneficial Owner	Numbers of Shares Beneficially Owned	Percent of Class
Common	Joe S. Edwards, Jr. 2626 Shoreline Drive Lima, Ohio 45805	185,101 (1)	5.66%
Common	Tontine Financial Partners, L.P., 1 Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830	293,682 (2)	8.98%
Common	United Bancshares, Inc. Restated Employee Stock Ownership Plan, 105 Progressive Drive Columbus Grove, Ohio 45830	417,447 (3)	12.76%

(1)	Information is based on a Schedule 13G filed by Mr. Edwards on February 1, 2018 reporting that Mr. Edwards is deemed to be the beneficial owner of in excess of 5% of the outstanding common shares.

(2)

Information is based on an amendment to Schedule 13G filed by Tontine Financial Partners, L.P. on February 11, 2021 reporting that it is deemed to be the beneficial owner of in excess of 5% of the outstanding common shares. Tontine Financial Partners, L.P. reported that it has shared voting power with respect to 293,682 common shares along with Tontine Management, L.L.C. and Jeffrey L. Gendell.

(3)

The information regarding beneficial ownership of shares held in Trust for the benefit of the United Bancshares, Inc. Restated Employee Stock Ownership Plan (“ESOP”) is reported on an amendment to Schedule 13G filed with the SEC on February 12, 2021, by the ESOP. As of the record date, 391,559 shares have been allocated to the accounts of participating employees and 25,888 shares were unallocated. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and shares for which no instructions have been received are voted by the trustees in accordance with the Plan document and applicable ERISA requirements.  The Trustees disclaim beneficial ownership of the shares attributed to the Trustees in their capacity as Trustees of the ESOP.

The following table sets forth, as of March 1, 2021, the ownership of common stock by management of United Bancshares, including: (i) the common stock beneficially owned by each director, nominee for director and executive officer of United Bancshares; and (ii) the common stock beneficially owned by all officers, directors and nominees as a group. The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission (the “SEC”) is to be aggregated with that of the director or officer whose share ownership is shown.

Name	Position	Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Outstanding(1)

Robert L. Benroth	Director	8,318	(2)	0.25%

Stacy A. Cox	Chief Financial Officer	3,042	(3)	0.09%

Herbert H. Huffman	Director	34,433		1.05%

Heather M. Oatman	Secretary	14,738	(4)	0.45%

H. Edward Rigel	Director	30,325	(5)	0.92%

David P. Roach	Director	5,946		0.18%

Daniel W. Schutt	Director and Chairman	22,150		0.68%

R. Steven Unverferth	Director	4,522		0.14%

Brian D. Young	Director, President and CEO	32,415	(6)	0.99%

All directors, nominees and officers as a group (14 persons)		207,576		6.32%

(1)	Reflects percentage ownership of the respective individuals based on 3,278,788 common shares outstanding on March 1, 2021.
(2)	Includes (a) 3,000 shares held jointly with Mr. Benroth’s brother; and (b) 5,318 shares held in a trust.
(3)	Includes 1,042 shares allocated to Ms. Cox under the Corporation’s Employee Stock Ownership Plan.
(4)	Includes 14,459 shares allocated to Ms. Oatman under the Corporation’s Employee Stock Ownership Plan.
(5)	Includes 15,135 shares held in a trust of which Mr. Rigel is a co-trustee.
(6)	Includes (a) 28,043 shares allocated to Mr. Young under the Corporation’s Employee Stock Ownership Plan; and (b) 1,045 shares owned by Mr. Young’s dependent children.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

The nominees have been nominated to serve as directors until the 2022 annual meeting of shareholders and until their respective successors are elected and qualified.  Mr. Benroth, Mr. Huffman, Mr. Rigel, Mr. Roach, Mr. Schutt, Mr. Unverferth and Mr. Young are incumbent directors whose present terms will expire at the 2021 annual meeting. The following table sets forth information concerning the nominees for directors of United Bancshares:

Name	Age	Principal Occupation(1)	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since(2)

Robert L. Benroth	58	Putnam County Auditor and Chief Financial Officer	Director	2003	2001

Herbert H. Huffman	70	Retired Educator	Director	2018	1993

H. Edward Rigel	78	Farmer, Rigel Farms, Inc.	Director	2000	1979

David P. Roach	70	Vice-President and General Manager for First Family Broadcasting of Ohio(3)	Director	2001	1997

Daniel W. Schutt	73	Retired Banker(4)	Director and Chairman	2005	2005

R. Steven Unverferth	68	Chairman, Unverferth Manufacturing Company, Inc.	Director	2005	1993

Brian D. Young	54	President and Chief Executive Officer of United Bancshares(5)	Director, President and CEO	2012	2008

(1)	Except as otherwise indicated in this Proxy Statement, each nominee has held the occupation identified for at least five years preceding the date of this Proxy Statement.
(2)

Indicates year first elected or appointed to the Board of Directors of The Union Bank Company, a subsidiary of United Bancshares, or either of its former affiliate banks, Bank of Leipsic or the Citizens Bank of Delphos.

(3)	Mr. Roach previously served as a Manager at Maverick Media Radio Stations of Ohio.
(4)	Mr. Schutt is now retired. Mr. Schutt has served as Vice Chairman of United Bancshares since April of 2015 and Chairman since 2018.
(5)	Mr. Young is the current President and Chief Executive Officer of United Bancshares and has served in such capacity since August 2012.

The Board of Directors has set the size of the Board at seven directors. In the future, should the Board of Directors determine that additional new members would be beneficial to the Corporation, it will take action to increase the size of the Board and work with the Nominating Committee to find suitable candidates for placement on the Board.

The Board of Directors recommends that shareholders vote FOR the election of the nominees. Shares as to which authority to vote is withheld, abstentions and broker non-votes that are present in person or by proxy will not be counted and will have no effect on the outcome of the election. The directors are elected by a plurality of the votes cast. As such, the seven nominees receiving the highest number of votes will be elected as directors. Shareholders of the Corporation do not have the right to vote cumulatively in the election of directors.

Please see the narrative under the heading “Director and Nominee Qualifications” beginning on page 8 of this Proxy Statement for discussion of the qualifications of each director nominee.

Proxies will be voted FOR the election of each of the seven nominees unless you indicate on the proxy card or voting instructions that you WITHHOLD your vote with respect to, any or all of the nominees. The telephone and Internet proxy submission procedures will include instructions on how to abstain from voting with respect to any or all nominees. We expect that each nominee will be able to serve if elected as a director.  If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.

PROPOSAL NUMBER 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Corporation has selected CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm to perform the audit of the Corporation’s financial statements for the fiscal year ending December 31, 2021. CliftonLarsonAllen LLP was the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2020 and has served the Corporation in that role since 2000.

Representatives from CliftonLarsonAllen LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

We are asking our shareholders to ratify the selection of CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm. Although ratification of the appointment is not required by law, the Corporation’s Regulations, the Board of Directors’ by-laws or otherwise, the Board is submitting the selection of CliftonLarsonAllen LLP to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation and our shareholders.

It is intended that the common shares represented by the accompanying proxy card will be voted for the resolution ratifying the appointment of CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm, unless contrary instructions are indicated as provided on the proxy card. If you do not wish your shares to be voted for the resolution, please so indicate on the proxy card. The Board of Directors recommends that the shareholders vote FOR the adoption of the following resolution. The resolution states:

“RESOLVED, that action by the Audit Committee appointing CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Corporation and its subsidiaries for the fiscal year ending December 31, 2021 is hereby ratified, confirmed and approved.”

Proxies received by the Corporation and not revoked prior to the Annual Meeting will be voted in favor of ratification of the appointment of CliftonLarsonAllen LLP unless otherwise instructed by the shareholder. The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to ratify the appointment of CliftonLarsonAllen LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions are present but not entitled to vote on the proposal and, as a consequence, will have no effect on the outcome of the vote.

EXECUTIVE OFFICERS

The following table identifies each of the current executive officers of United Bancshares.

Name	Age	Principal Occupation	Positions Held with United Bancshares	Director of United Bancshares Since	Director of The Union Bank Company Since

Stacy A. Cox	53	Chief Financial Officer of United Bancshares(1)	Chief Financial Officer	N/A	N/A

Heather M. Oatman	48	Secretary of United Bancshares	Secretary	N/A	N/A

Brian D. Young	54	President and Chief Executive Officer of United Bancshares	Director, President and CEO	2012	2008

(1)

Ms. Cox was appointed as the CFO on February 19, 2019.  For the prior five year period, Ms. Cox served as Chief Operations Officer, Chief Risk Officer and SVP of Operations and IT with a community bank with assets in excess of $800 million.

Director and Nominee Qualifications

Robert L. Benroth is a current director of United Bancshares and The Union Bank Company. He currently serves as Auditor and Chief Financial Officer for Putnam County. Mr. Benroth joined the Board of The Union Bank Company in 2001 and the Board of United Bancshares in 2003. He serves as Chairman of the Audit Committee, and is a member of the Nominating Committee and the Employee Stock Purchase Plan Committee. Mr. Benroth is a past member of the Accountancy Board of Ohio.

Mr. Benroth brings to the Board a breadth of relevant experience in accounting and financial matters and serves as the Board’s “Audit Committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Further, Mr. Benroth brings to the Board an institutional knowledge of The Union Bank Company due to his extensive tenure as a member of its Board.

Herbert H. Huffman is a current director of United Bancshares and The Union Bank Company. He joined the Board of The Union Bank in 1993 and the Board of United Bancshares in 2018. Mr. Huffman is a retired educator who spent 35 years in the Ottawa-Glandorf school system. He earned a Bachelor’s degree from the University of Findlay and a Master’s degree from the University of Dayton. Mr. Huffman brings to the Board extensive knowledge of the Bank and the United Bancshares as well as many of the communities in which the Bank operates. Mr. Huffman is a member of the Compensation Committee and Audit Committee.

H. Edward Rigel is currently a director of United Bancshares and a director of The Union Bank Company. He joined the Board of the Bank of Leipsic in 1979 (and, subsequent to the acquisition of the Bank of Leipsic by The Union Bank Company, the Board of The Union Bank Company in 2000) and the Board of United Bancshares in 2000. He is also President of Rigel Farms, Inc., a role that he has occupied since 1979. Mr. Rigel serves as Chairman of the Nominating Committee and is a member of the Audit Committee.

Mr. Rigel’s executive and management experience have equipped him to contribute to the Board’s oversight of the Corporation’s management and business activities. He also brings to the Board an institutional knowledge of the Bank of Leipsic, The Union Bank Company and United Bancshares due to his extensive tenures on those respective Boards.

David P. Roach is currently a director of United Bancshares and a director of The Union Bank Company. He joined the Board of the Citizens Bank of Delphos in 1997 (and, subsequent to the acquisition of the Citizens Bank of Delphos by The Union Bank Company, the Board of The Union Bank Company in 2001) and the Board of United Bancshares in 2001. He is currently the Vice-President and General Manager for First Family Broadcasting of Ohio. Mr. Roach is a member of the Compensation Committee and the Nominating Committee.

Mr. Roach’s extensive executive and management experience have equipped him to contribute to the Board’s oversight of management and business activities. Further, Mr. Roach brings relevant experience and an institutional knowledge of the Corporation developed through his long tenure on the Citizens Bank of Delphos, The Union Bank Company and United Bancshares Boards.

Daniel W. Schutt is currently a director and has served in that capacity for The Union Bank Company and United Bancshares since 2005. Mr. Schutt has also served as Vice Chairman of United Bancshares since April of 2015 and has served as Chairman of United Bancshares since April of 2018. Mr. Schutt formerly served as President and Chief Executive Officer of United Bancshares from January 2005 until his retirement in July 2012. He also served as President of The Union Bank Company from January 2005 to March 2010 and as its Chief Executive Officer and Chairman from January 2005 until his retirement from those roles in July 2012. Mr. Schutt is a member of the Nominating Committee and Compensation Committee.

Mr. Schutt brings valuable insight and industry knowledge to the Board with over 40 years of experience, including over 25 years of experience as an executive, within the banking industry. During his tenure as past President and Chief Executive Officer, Mr. Schutt has developed unique insights into the business activities of the Corporation and its subsidiaries and provides a wealth of institutional knowledge to the Board.

R. Steven Unverferth is currently a director of United Bancshares and The Union Bank Company. He is also the current Chairman and former President of Unverferth Manufacturing Company, Inc., a large agricultural equipment manufacturer. Mr. Unverferth became affiliated with the Board of The Union Bank Company in 1993 and joined the Board of United Bancshares in 2005. Mr. Unverferth serves as the Chairman of the Compensation Committee and is a member of the Audit Committee.

Mr. Unverferth brings to the Board an extensive executive management and agricultural experience which equip him to contribute to the Board’s oversight of the Corporation’s management and business activities. Further, Mr. Unverferth brings to the Board an institutional knowledge of The Union Bank Company due to his extensive tenure as a member of its Board.

Brian D. Young is currently a director and the President and Chief Executive Officer of United Bancshares and The Union Bank Company. Mr. Young has been a director of The Union Bank Company since 2008 and of United Bancshares since 2012.

Mr. Young brings to the Board extensive experience in all aspects of the bank operations and management. Having served in numerous roles at The Union Bank Company and United Bancshares over the past 18 years, Mr. Young provides invaluable insight and institutional knowledge and provides the Board information as to the operations of the Corporation and its subsidiaries, identifying near- and long-term challenges and opportunities for the Corporation.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires United Bancshares’ officers and directors and persons who own more than 10% of a registered class of the Corporation’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required to furnish United Bancshares with copies of all Section 16(a) forms they file. Except as otherwise indicated below, and based solely on review of the copies of such forms filed electronically with the Commission, or written representations from certain reporting persons that no additional reports were required, the Corporation believes that during 2020 all Section 16(a) filing requirements applicable to its officers and directors were met.

CORPORATE GOVERNANCE

Board of Directors Meetings

The Board of Directors met 16 times during the fiscal year ended December 31, 2020, and each director attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served during 2020. United Bancshares encourages its directors to attend its Annual Meetings of Shareholders. However, given the significant uncertainties surrounding the outbreak of the COVID-19 pandemic during the early part of 2020, directors were requested by management not to attend the 2020 Annual Meeting of Shareholders. All of the directors of United Bancshares also serve as directors of United Bancshares’ depository subsidiary, The Union Bank Company. Independent members of the Board of Directors of the Corporation meet in executive session without management present, and are scheduled to do so at least two times per year. The Board of Directors has designated Daniel W. Schutt as the presiding director for these meetings.

Board Leadership Structure and Risk Oversight

The Chairman of the Board is an outside director and presides at meetings of the Board. The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors. Currently, the offices of Chairman of the Board and Chief Executive Officer are separated. Such separation enables the Chairman to devote his time to managing the Board and the Chief Executive Officer to focus on the operations of the Corporation. The Corporation has no fixed policy with respect to separation of the offices of the Chairman of the Board and Chief Executive Officer, and the Board believes it is in the best interests of the Corporation and its shareholders to review the leadership structure from time to time.

The Board of Directors is responsible for consideration and oversight of risks facing the Corporation, and is responsible for ensuring that material risks are identified and managed appropriately. Several oversight functions are delegated to committees of the Board with such committees regularly reporting to the full Board the results of their respective oversight activities. As part of this process, the Board reviews management’s risk-assessment process and periodically reviews the most important enterprise risks to ensure that compensation programs do not encourage excessive risk-taking. Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or a Board committee.

Board of Directors Independence, Certain Relationships and Related Transactions

Each year, the Board of Directors reviews the relationships that each director has with the Corporation and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ Stock Market, LLC (“NASDAQ”) Rules and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Corporation and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Corporation; and the relationships between the Corporation and other companies of which the Corporation’s Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that all of the directors, with the exception of Brian D. Young, are independent directors of the Corporation within the meaning of applicable NASDAQ Rules.

Except for the general banking transactions described below, no Related Parties engaged in any transaction with the Corporation during 2020 in which the amount involved exceeded $120,000. In the ordinary course of conducting its business, United Bancshares, for itself or through its banking subsidiary, may engage in transactions with the employees, directors and managers of United Bancshares and The Union Bank Company which may include, but not be limited to, loans. The Corporation intends to continue to engage in the lending of money through its subsidiary bank to its related parties. All loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than a normal risk of collectability or present other unfavorable features.

The Corporation’s Amended Code of Ethics requires that all related party transactions be pre-approved by the Corporation’s Audit Committee. Exemptions from that pre-approval requirement are routine banking transactions, including deposit and loan transactions, between our subsidiary and any related party that are made in compliance with, and subject to the approvals required by, all federal and state banking regulations. In making a determination to approve a related party transaction the Audit Committee will take into account, among other factors it deems appropriate, whether the proposed transaction is on terms no less favorable to the Company than those generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the proposed transaction.

To the knowledge of United Bancshares, no director, officer or affiliate of the Corporation, owner of record or beneficially of more than 5% of the Corporation’s common stock, or any associate of any such director, officer, affiliate of the Corporation or security holder, is an adverse party to the Corporation or its subsidiary in any litigation matter or other claim or otherwise has a material interest that is adverse to the Corporation or its subsidiary. There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Corporation. Nor has any director served in the prior five-year period on the board of directors of any other public company.

Shareholder Communications

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairman of standing committees of the Board of Directors by writing directly to those individuals at the following address: 105 Progressive Drive, Columbus Grove, Ohio 45830. The Corporation’s general policy is to forward, and not to intentionally screen, any mail received at the Corporation’s corporate office that is sent directly to members of the Corporation’s Board of Directors.

Hedging Practices

The Corporation has not adopted any practice or policies regarding the ability of directors or employees (including officers), or their designees, to purchase financial instruments, or otherwise engage in transactions, that are designed to hedge or offset any decrease in the market value of the Company’s stock held by such insiders.

COMMITTEES OF THE BOARD OF DIRECTORS

Nominating Committee

The Corporation has a Nominating Committee, the members of which are H. Edward Rigel (Chairman), Robert L. Benroth, David P. Roach and Daniel W. Schutt. Each member of the Nominating Committee is independent within the meaning of applicable NASDAQ Rules. The Nominating Committee, which was formed in 2003, is responsible for reviewing the qualifications of potential candidates for the Board of Directors, including those potential candidates submitted by shareholders. In addition, the Nominating Committee recommends to the Board of Directors candidates for election as directors at the Annual Meeting of Shareholders and candidates to fill vacancies on the Board of Directors. United Bancshares does not have a formal policy regarding consideration of such recommendations; however, any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by the Board of Directors are evaluated, as described below. Shareholders may send director nomination recommendations to the Secretary of the Corporation at 105 Progressive Drive, Columbus Grove, Ohio 45830. In addition, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors by following the procedures outlined in the Corporation’s Code of Regulations.

The Nominating Committee of our Board of Directors considers candidates to fill new directorships created by expansion and vacancies that may occur and makes recommendations to the Board of Directors with respect to such candidates. The Board has not adopted a policy with respect to minimum qualifications for directors, rather the Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. It is a policy of the Nominating Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Corporation and serving the long-term interest of the Corporation’s shareholders. The committee, in making its nominations, considers all relevant qualifications of candidates for board membership, including, among other things, factors such as an individual’s business experience, industry knowledge and experience, financial background, breadth of knowledge about issues affecting the Corporation, public company experience, bank and other regulatory experience, diversity, current employment and other board memberships, and whether the candidate will be independent under the listing standards of the NASDAQ Global Select Market. In some cases, the Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. In the case of incumbent directors whose terms of office are set to expire, the committee also reviews such director’s overall service to the Corporation during his or her term and any relationships and transactions that might impair such director’s independence.

While the Corporation does not have a formal diversity policy for Board membership, the Board seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. The Nominating Committee considers, among other factors, diversity with respect to viewpoint, skills, experience and community involvement in its evaluation of candidates for Board membership. Such diversity considerations are discussed by the Nominating Committee in connection with the general qualifications of each potential nominee.

It is the policy of the Nominating Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Corporation and serving the long-term interest of the Corporation’s shareholders. The Nominating Committee’s process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Corporation during their term, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Corporation during the applicable time period; and (2) in the case of new director candidates, the Nominating Committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating Committee may conduct an interview of a possible candidate and then meet to discuss and consider such candidate’s qualifications, including whether the nominee is independent for purposes of the NASDAQ Rules. It then selects a candidate for recommendation to the Board of Directors by majority vote. In seeking potential nominees, the Nominating Committee uses its network of contacts and those who have expressed interest to compile a list of potential candidates. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating Committee meets as many times as necessary to determine the nominees for the Board of Directors for the next Annual Meeting. The Nominating Committee met a total of two times during the fiscal year ended December 31, 2020. The Nominating Committee has adopted a written charter which may be found on the Corporation’s website at http://ir.theubank.com.

Compensation Committee

United Bancshares has a Compensation Committee, the members of which are Herbert H. Huffman, David P. Roach, Daniel W. Schutt and R. Steven Unverferth (Chairman). Each member of the Compensation Committee is independent within the meaning of applicable NASDAQ Rules and all are non-employee directors within the meaning of Section 162 of the Internal Revenue Code and Rule 16b-3 under the Exchange Act. In determining the independence of Compensation Committee members, the Board of Directors considers the source and amount of compensation received by the members and whether the member is affiliated with the Corporation or its subsidiary. The Compensation Committee is responsible for reviewing the compensation, performance and retention related issues with respect to the executive officers of United Bancshares. A written charter for the Compensation Committee was adopted on February 18, 2014, as required by NASDAQ Rule 5605(d)(1), which may be found on the Corporation’s website at http://ir.theubank.com. In 2020, the Compensation Committee met two times.

The Compensation Committee of the Board of Directors is responsible for developing recommendations with respect to the compensation to be paid to the Corporation’s executive officers and for the performance review of the Chief Executive Officer as well as developing the executive compensation principles, policies and programs for all of our executive officers. In establishing the final compensation for the named executive officers, the Compensation Committee proposes the compensation amounts to the Board of Directors, which makes any necessary changes to the compensation and gives final approval of the compensation. The Compensation Committee has the sole authority to engage the services of any compensation consultant or advisor. The corporation did not engage any such consultant or advisor with respect to compensation in 2020. Brian D. Young, the Corporation’s Chief Executive Officer, participated with respect to compensation decisions concerning other executive officers of the Corporation for 2020, but did not participate with respect to any determinations regarding his own compensation.

Audit Committee

The Corporation has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, the members of which are R. Steven Unverferth, H. Edward Rigel, Herbert H. Huffman and Robert L. Benroth (Chairman). The Audit Committee was created and a written charter for the Audit Committee was adopted on August 8, 2000, and amended on February 15, 2005. All of the members of the Audit Committee are (i) independent directors as defined in NASDAQ Rule 5605(a)(2); (ii) meet the criteria for independence set forth in Rule 10A(m)(3) of the Securities Exchange Act of 1934; and (iii) have not participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. The Board of Directors has determined that Robert L. Benroth is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence with management. The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Corporation provided to the SEC, the Corporation’s shareholders and to the general public; (ii) the Corporation’s internal financial and accounting controls and processes; and (iii) the independent audit process. The Audit Committee met a total of four times during the fiscal year ended December 31, 2020. A copy of the Audit Committee Charter may be found on the Corporation’s website at http://ir.theubank.com.

Audit Committee Report

The Audit Committee has (i) reviewed and discussed our audited financial statements for 2020 with our management: (ii) discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB, (iii) received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence; and (iv) has discussed with our independent registered public accounting firm its independence. Based on the review and discussions with management and our independent registered public accounting firm referred to above, the Audit Committee recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2020, and filed with the Securities and Exchange Commission.

Audit Committee

R. Steven Unverferth

H. Edward Rigel

Herbert H. Huffman

Robert L. Benroth, Chairman

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation paid by United Bancshares on a consolidated basis to its Principal Executive Officer, its Principal Financial Officer and its most highly compensated executives (the “named executive officers”). There were no other named executive officers whose total compensation exceeded $100,000 for the year ended December 31, 2020.

Name and Principal Position	Year	Salary($) (i)	Bonus($) (ii)	Option Awards ($)(1) (iii)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings($)	All Other Compensation($) (iv) (v)		Total($)

Brian D. Young,	2020	$355,183	$60,000	$87,500	N/A	N/A	$64,791	(2)	$567,474
President and Chief	2019	$345,000	$52,000	$85,000	N/A	N/A	$61,885	(3)	$543,885
Executive Officer of	2018	$326,000	$46,800	$78,000	N/A	N/A	$59,132	(4)	$509,932
United Bancshares

Stacy A. Cox(5)	2020	$195,625	$28,150	$37,750	N/A	N/A	$20,140	(6)	$281,665
Chief Financial Officer of	2019	$161,260	$10,100	$37,000	N/A	N/A	$13,798	(7)	$222,158
United Bancshares

Heather M. Oatman,	2020	$138,192	$20,650	$20,475	N/A	N/A	$18,085	(8)	$197,402
Secretary of United	2019	$133,750	$20,100	$19,650	N/A	N/A	$17,398	(9)	$190,898
Bancshares	2018	$128,750	$19,100	$18,975	N/A	N/A	$16,635	(10)	$183,460

(1)	Amounts reflect the grant date fair value of stock options as calculated pursuant to FASB ASC Topic 718. See Note 20 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 regarding assumptions underlying valuation of equity awards.
(2)	Includes $8,550 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2020, $17,100 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, and an accrual of $39,141 in connection with the officer’s defined benefit Salary Continuation Agreement.
(3)

Includes $8,400 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2019, $16,800 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, and an accrual of $36,685 in connection with the officer’s defined benefit Salary Continuation Agreement.

(4)

Includes $8,250 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2018, $16,500 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, and an accrual of $34,382 in connection with the officer’s defined benefit Salary Continuation Agreement.

(5)	Ms. Cox became Chief Financial Officer of United Bancshares on February 19, 2019.
(6)

Includes $6,713 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2020, and $13,427 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(7)

Includes $5,141 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2019, and $8,657 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan.

(8)

Includes $4,765 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2020, $9,530 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, and an accrual of $3,789 in connection with the officer’s defined benefit Salary Continuation Agreement.

(9)

Includes $4,616 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2019, $9,231 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, and an accrual of $3,551 in connection with the officer’s defined benefit Salary Continuation Agreement.

(10)

Includes $4,436 of discretionary contributions to the Corporation’s Employee Stock Ownership Plan, pursuant to the grant by the Board of Directors to all employees during 2018, $8,871 of matching contributions pursuant to the terms of the Employee Stock Ownership Plan, and an accrual of $3,328 in connection with the officer’s defined benefit Salary Continuation Agreement.

The total compensation package of named executive officers of the Corporation includes (i) base salary, (ii) discretionary annual cash bonuses, (iii) stock option awards, (iv) compensation that has been accrued under the Corporation’s defined benefit Salary Continuation Agreement with Mr. Young, and (v) discretionary and matching contributions to the Corporation’s Employee Stock Ownership Plan for the executives’ benefit.

The Corporation has accrued a total of $257,049 through December 31, 2020 related to Mr. Young’s Amended and Restated Salary Continuation Agreement executed on August 1, 2012. The amount has not been funded and Mr. Young is fully vested in such amount, except in connection with certain terminations for cause. Mr. Young’s Salary Continuation Agreement is more fully described in the “Potential Payments on Termination or Change in Control” section below. Named executive officers also receive other employee benefits generally available to all employees of the Corporation, including participation in medical plans, the Employee Stock Ownership Plans, and the Employee Stock Purchase Plan.

Mr. Young and Ms. Cox have each entered into agreements with the Corporation which provide for certain termination payments, which agreements are more fully described in the “Potential Payments on Termination or Change in Control” section below.

Terms of Stock Option Awards. All of the stock option awards listed in the above table vest annually in three equal installments over a three-year period beginning on the first anniversary of the grant date, provided, however, that the respective grantee remains employed through the applicable vesting date. Upon a change of control of the Company as defined in the 2016 Stock Option Plan, 100% of the unvested options will vest if at any time during the three months prior to the effective date of any change of control to the first anniversary of such change of control: (a) the grantee’s employment is terminated for any reason other than cause, or (b) the grantee terminates employment voluntarily for good reason.

The following table summarizes, as of the end of fiscal year 2020 for each of the named executive officers, information concerning unexercised options.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Brian D. Young	12,115	0	$19.32	11/15/26(1)
	10,335	0	$21.70	7/26/27(2)
	6,607	3,304	$23.30	8/24/28(3)
	3,646	7,294	$22.97	6/18/29(4)
	0	18,305	$16.67	7/21/30(5)
Stacy A. Cox	1,587	3,175	$22.97	6/18/29(4)
	0	7,897	$16.67	7/21/30(5)
Heather M. Oatman	2,955	0	$19.32	11/15/26(1)
	2,520	0	$21.70	7/26/27(2)
	1,607	804	$23.30	8/24/28(3)
	843	1,686	$22.97	6/18/29(4)
	0	4,283	$16.67	7/21/30(5)

(1)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on November 15, 2017.
(2)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on July 26, 2018.
(3)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on August 24, 2019.
(4)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on June 18, 2020.
(5)	The options vest over three years on the anniversary date of issuance, at a rate of 33.33% per year (33.34% in the final year), beginning on July 21, 2021.

Potential Payments upon Retirement Termination or Change in Control

The Union Bank Company sponsors certain non-qualified supplemental retirement plans for the benefit of certain individuals designated by the Board of Directors of The Union Bank Company. The supplemental retirement plans, in the form of Salary Continuation Agreements, provide eligible individuals with a defined benefit supplemental retirement benefit, the amount of which is based upon the individual’s years of service with The Union Bank Company. Benefits under the supplemental income plan become payable when the designated individual’s employment terminates with The Union Bank Company due to normal retirement, early retirement, death or disability. Currently, Mr. Young participates in the plan. The formula by which benefits are determined is based upon age, years of service, age at retirement and actuarially determined variables. Under Mr. Young’s plan, his retirement benefit, if he retires at age 60, will be a lump sum distribution of approximately $529,000. The accrued value under this plan for the benefit of Mr. Young was $257,049 as of December 31, 2020.

The Chief Executive Officer’s Amended and Restated Salary Continuation Agreement and Change in Control Agreement provide for payments and/or vesting of benefits under certain circumstances in connection with termination of employment and a change in control. The triggering events for payments and vesting of benefits in the various agreements and plans are relatively common for agreements and plans of this nature, and are designed to provide for fair treatment of the participants under the various circumstances and to reasonably reward the participants for their loyalty and commitment to the Corporation. The following section describes the potential payments and other benefits that would have been received by each named executive if there had been a change in control or other termination of their employment with the Corporation on the last day of 2020.

While the definition of change in control varies among our various agreements and plans, in general a “change in control” means a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation.

The 2016 Stock Option Plan contains a double-trigger change of control clause that accelerates vesting upon a change of control as follows: the period beginning three months prior to the effective date of any change of control of the Company and ending on the first anniversary of such a change of control, one hundred percent of the stock options granted which have been outstanding for at least six months shall vest and be exercisable by the holder in the event that (a) the holder’s status as an employee is involuntarily terminated by the Company for any reason other than cause, or (b) the holder voluntarily terminates his status as an employee as the result of a material reduction in the option holder’s duties, title, or compensation from the Company.  Thus, if there was a change in control on December 31, 2020 and the named executive officers were terminated or experienced material reductions in their duties, all of the ownership incentives held by the named executive officers for longer than six months would vest.

Brian D. Young

Under the terms of Mr. Young’s change in control agreement executed with the Corporation on July 18, 2006, if Mr. Young’s employment terminated in connection with a change in control at the end of 2020, Mr. Young would have been entitled to the lesser of 2.5 times his base salary at the date of the change of control, or one dollar less than the largest amount that could be paid to him without the payment qualifying as a “parachute payment” under Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended. In addition, if Mr. Young was terminated without cause or resigned as of the end of the year, other than in connection with a change in control, due to (a) a material diminution of his duties, responsibilities, compensation or benefits, (b) a reduction in his base salary, (c) a required relocation of more than 20 miles from Columbus Grove, Ohio, or (d) a disagreement as to the strategic plan of the Corporation, Mr. Young would be entitled to the same benefits as if a change in control happened. The Corporation would also have to pay the premiums for Mr. Young’s COBRA insurance for one year following the termination.

Under Mr. Young’s Salary Continuation Agreement, in the event that Mr. Young’s employment was terminated at year end for any reason other than death or for cause, he would be entitled to the entire amount accrued under his agreement as of that date, or $257,049.

In the event that Mr. Young’s employment with the Corporation terminated due to death at the end of 2020, his beneficiaries would be entitled to a payment of the full retirement benefit payable under the Salary Continuation Agreement, which is approximately $529,000. In the event that Mr. Young was terminated at year end for cause, as defined under the agreement, he would be entitled to no benefit payments under the agreement.

Stacy A. Cox

Effective February 19, 2019, the Company entered into a Change in Control Agreement with Ms. Cox pursuant to which she is entitled to receive 1.5 times her “Base Amount,” as that term is defined under the Agreement, (and subject to certain potential tax-related adjustments) in the event that she remains employed by the Bank on the closing date of any transaction constituting a change in control, or if her employment by the Bank is terminated during a 90-day period prior to the closing date of any transaction constituting a change in control for any reason other than: (i) cause; (ii) her voluntary termination of employment without good reason; or (iii) death. In the event that a change in control were to have occurred at the end of 2020, Ms. Cox would have been entitled to a payment of $307,500 under this Agreement.

Heather M. Oatman

Under Ms. Oatman’s Salary Continuation Agreement, in the event that Ms. Oatman’s employment was terminated at year end for any reason other than death or for cause, she would be entitled to the entire amount accrued under her agreement as of that date, or $29,674.

In the event that Ms. Oatman’s employment with the Corporation terminated due to death at the end of 2020, her beneficiaries would be entitled to a payment of the full retirement benefit payable under the Salary Continuation Agreement, which is approximately $144,000. In the event that Ms. Oatman was terminated at year end for cause, as defined under the agreement, she would be entitled to no benefit payments under the agreement.

Compensation of the Directors

The following table contains information concerning the compensation earned in 2020 by the Corporation’s directors.

Director Compensation

Name	Fees Earned or Paid in Cash ($)		Total ($)
Robert L. Benroth	$29,000	(1)	$29,000
Herbert H. Huffman	$24,900	(2)	$24,900
H. Edward Rigel	$26,100	(3)	$26,100
David P. Roach	$24,900	(4)	$24,900
Daniel W. Schutt	$31,900	(5)	$31,900
R. Steven Unverferth	$25,500	(6)	$25,500
Brian D. Young (7)	N/A		N/A

(1)

Constitutes $12,000 in compensation for service on the Board of Directors of the Corporation, $3,500 in compensation for service as Chairman of the Audit Committee, $12,000 in compensation for service on the Board of Directors of The Union Bank Company and $1,500 in compensation for service on the Board Credit Committee of The Union Bank Company.

(2)

Constitutes $12,000 in compensation for service on the Board of Directors of the Corporation, $12,000 in compensation for service on the Board of Directors of The Union Bank Company and $900 in compensation for service on the Board Credit Committee of The Union Bank Company.

(3)

Constitutes $12,000 in compensation for service on the Board of Directors of the Corporation, $12,000 in compensation for service on the Board of Directors of The Union Bank Company, $1,350 in compensation for service on the Board Credit Committee of The Union Bank Company and $750 in compensation for service as Chairman of the Nominating Committee.

(4)

Constitutes $12,000 in compensation for service on the Board of Directors of the Corporation, $12,000 in compensation for service on the Board of Directors of The Union Bank Company and $900 in compensation for service on the Board Credit Committee of The Union Bank Company.

(5)

Constitutes $12,000 in compensation for service on the Board of Directors of the Corporation, $7,000 in compensation for service as Chairman of the Board, $12,000 in compensation for service on the Board of Directors of The Union Bank Company and $900 in compensation for service on the Board Credit Committee of The Union Bank Company.

(6)

Constitutes $12,000 in compensation for service on the Board of Directors of the Corporation, $12,000 in compensation for service on the Board of Directors of The Union Bank Company, $750 in compensation for service on the Board Credit Committee of The Union Bank Company and $750 in compensation for service as Chairman of the Compensation Committee.

(7)	Mr. Young receives no compensation related to his capacity as a director of United Bancshares and The Union Bank Company.

The Corporation’s directors receive up to $12,000 annual compensation for their service on the Board of Directors of United Bancshares and up to $12,000 for their service on the Board of Directors of the Corporation’s wholly owned subsidiary The Union Bank Company. Additionally, the Chairman of the Board receives $7,000, the Chairman of the Audit Committee receives up to $3,500, the Chairman of the Nominating Committee receives up to $750 and the Chairman of the Compensation Committee receives up to $750 for their service in these positions. Finally, members of The Union Bank Company’s Board Credit Committee, receive up to $150 per meeting for their service. Inside directors are not compensated for their services as directors beyond their salaries received from United Bancshares or its subsidiaries.

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the Board of Directors for the current year is CliftonLarsonAllen LLP, One Seagate Center, Suite 2650, Toledo, Ohio 43604. A representative of the principal accountant will be present at the Annual Meeting, will have the opportunity to make a statement if he/she desires to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by CliftonLarsonAllen LLP for professional services rendered for the annual audit of the Corporation’s consolidated financial statements for the 2020 and 2019 fiscal years and the reviews of the consolidated financial statements included in the Corporation’s Quarterly Reports on Form 10-Q were $174,470 in 2020 and $160,880 in 2019.

Audit-Related Fees

The aggregate fees billed by CliftonLarsonAllen LLP for assurance and related services that are reasonably related to the performance of the audit of the Corporation’s financial statements and not reported under “Audit Fees” were $20,000 in 2020 and $19,500 in 2019. The services for the fees disclosed under this category relate to the audit of the Corporation’s ESOP benefit plan in 2020 and 2019.

Tax Fees

There were no aggregate fees billed by CliftonLarsonAllen LLP for professional services rendered for tax services, including any tax compliance, tax advice, and tax planning in 2020 and 2019.

All Other Fees

As required by the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the approval of all audit and permitted non-audit services performed by the independent public accountants for the Corporation. The entire Audit Committee is responsible for deciding to engage its independent auditor, and determines whether to approve all audit and permitted non-audit services performed by the independent accountants. As such, no other pre-approval policies or procedures are currently in place. The Audit Committee approved 100% of the audit services performed by CliftonLarsonAllen LLP.

SHAREHOLDER PROPOSALS

FOR 2022 ANNUAL MEETING

In order for any shareholder proposal for the 2022 Annual Meeting of Shareholders to be eligible for inclusion in the Corporation’s proxy statement relating to that meeting and to be presented for shareholder action at that meeting, it must be received by the Secretary of the Corporation at 105 Progressive Drive, Columbus Grove, Ohio 45830, prior to November 16, 2021. In addition, in accordance with Federal proxy regulations the proxy cards delivered in connection with next year’s Annual Meeting will confer discretionary voting authority, to be exercised in the judgment of the Corporation’s Board of Directors, with respect to any shareholder proposal received less than 45 days prior to the anniversary of the mailing date of this year’s proxy materials, which deadline will fall on or around January 30, 2022. The Corporation also retains its authority to discretionarily vote proxies with respect to shareholder proposals received after November 16, 2021 but prior to January 30, 2022, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 to ensure the proper delivery of proxy materials related to the proposal.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Corporation.

By order of the Board of Directors

/s/Brian D. Young
Brian D. Young
President and Chief Executive Officer

VOTE

Your vote matters - here's how to vote!

You may vote online or by phone instead of mailing this card.

Common Shareholder proxies submitted by the Internet or telephone must be received by 1:00 a.m. EST on April 28, 2021. Plan Participant voting instructions submitted by the Internet or telephone must be received by 1:00 a.m. EST on April 26, 2021.

Online
Go to www.investorvote.com/UBOH
or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.investorvote.com/UBOH

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1 and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Robert L. Benroth	☐	☐	02 - Herbert H. Huffman	☐	☐	03 - H. Edward Rigel	☐	☐
04 - David P. Roach	☐	☐	05 - Daniel W. Schutt	☐	☐	06 - R. Steven Unverferth	☐	☐
07 - Brian D. Young	☐	☐						

Proposal	For	Against	Abstain
2. Ratifying the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for United Bancshares, Inc.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If the signature is by a corporation, a duly authorized officer should sign in full corporate name. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

03EHEB

2021 Annual Meeting Admission Ticket

2021 Annual Meeting of United Bancshares Inc., Shareholders

April 28, 2021 at 10:30 a.m. EST
105 Progressive Drive
Columbus Grove, Ohio 45830

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/UBOH

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — United Bancshares, Inc.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS – APRIL 28, 2021

The undersigned having received notice of the Annual Meeting of Shareholders of United Bancshares, Inc., Columbus Grove, Ohio to be held at 10:30 a.m., April 28, 2021, hereby designates and appoints the Proxy Committee of the Board of Directors, as attorney and proxy for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of United Bancshares, Inc., which the undersigned is entitled to vote at such Annual Meeting of Shareholders or at any adjournments thereof, such proxies being directed to vote as specified below on the following proposals and, in their discretion, on any other business that may properly come before the Annual Meeting or any adjournments thereof, including a proposal to adjourn the meeting.

THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS OF UNITED BANCSHARES, INC.
ALL FORMER PROXIES ARE HEREBY REVOKED

This card also provides voting instructions to the applicable trustees for any shares held in the name of the undersigned in the United Bancshares, Inc. Restated Employee Stock Ownership Plan. In order to ensure that your employee stock ownership securities are voted as you wish, this proxy must be voted and received by 1:00 a.m., EST, April 26, 2021.

THIS PROXY SOLICITED BY THE TRUSTEES OF UNITED BANCSHARES, INC.
RESTATED EMPLOYEE STOCK OWNERSHIP PLAN
ALL FORMER PROXIES ARE HEREBY REVOKED

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is given, the proxy will be voted FOR all the nominees listed, and FOR Proposal 2.

The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposal 2.

Please complete, sign, date and promptly mail this proxy in the enclosed postage paid envelope.

Electronic Delivery of Future Proxy Materials
If you would like to reduce the costs we incur to mail proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via-email or online. To sign up for electronic delivery, please follow the instructions above to vote online and when prompted, indicate that you agree to receive or access proxy materials online.

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

VOTE

Online

Go to www.investorvote.com/UBOH
or scan the QR code — login details are located in the shaded bar below.

Common Shareholder proxies submitted by the Internet or telephone must be received by 1:00 a.m. EST on April 28, 2021. Plan Participant voting instructions submitted by the Internet or telephone must be received by 1:00 a.m. EST on April 26, 2021.

Shareholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the following proxy materials for the annual shareholders' meeting are available on the Internet: the Proxy Statement for the 2021 Annual Meeting; the form of proxy voting card; and the 2020 Annual Report to Shareholders. Follow the instructions below to view the materials and vote online, print them off, or request a copy to be delivered. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement for the 2021 Annual Meeting; the form of proxy voting card; and the 2020 Annual Report to Shareholders are available at:

www.investorvote.com/UBOH

Easy Online Access — View your proxy materials and vote.

To access the proxy materials online, you will need your personal shareholder control number located in the shaded bar above.

Step 1: Go to www.investorvote.com/UBOH.
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 14, 2021 to facilitate timely delivery.

03EHGB

Shareholder Meeting Notice

United Bancshares, Inc.'s Annual Meeting of Shareholders will be held on April 28, 2021 at 105 Progressive Drive, Columbus Grove, OH, 45830, at 10:30 a.m. Eastern Standard Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1 and FOR Proposal 2:

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote by telephone or online, print off a copy of the form of proxy voting card and return to the following address: 105 Progressive Drive, Columbus Grove, OH 45830, or request a paper copy of the proxy materials and return the proxy voting card in the envelope provided. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the United Bancshares, Inc. 2021 Annual Meeting

Here's how to order a copy of the proxy materials and select delivery preferences:

Requests for your delivery preferences, both for this year and future years, can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

— Internet - Go to www.investorvote.com/UBOH.

— Phone - Call us free of charge at 1-866-641-4276.

— Email - Send an email to investorvote@computershare.com with "Proxy Materials United Bancshares, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials for this year's annual meeting must be received by April 14, 2021.